NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide California Intermediate Tax Free Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Government Money Market Fund
Nationwide Loomis Bond Fund
Nationwide Loomis Short Term Bond Fund
Nationwide National Intermediate Tax Free Bond Fund
Nationwide Inflation‐Protected Securities Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated December 7, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide Loomis Bond Fund
Effective immediately, the Nationwide Loomis Bond Fund (the "Fund") is renamed the "Nationwide Loomis Core Bond Fund." All references to the Fund in the Prospectus are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE